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                                                                  Exhibit 23.2


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (No. 333-41474 and No. 333-85287) and on Forms S-8 (No. 333-36014) of Nhancement Technologies Inc. and Subsidiaries of our report dated December 14, 1999, relating to the consolidated financial statements, which appears in this Form 10-KSB.

                                                            BDO Seidman, LLP

San Francisco, California
January 12, 2001